SCHEDULE 14A

(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a)
of the Securities and Exchange Act of 1934
(Amendment No. __)

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Meritage Hospitality Group Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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MERITAGE HOSPITALITY GROUP INC.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held May 15, 2001

Dear Shareholder:

         We invite you to attend our Annual Meeting of Shareholders at 9:00 a.m. Eastern Time on May 15, 2001 at the Meritage Hospitality Group Inc. corporate offices, 1971 East Beltline, N.E., Grand Rapids, Michigan. The purposes of this Annual Meeting are:

  to elect seven directors to serve for the next fiscal year;

  to ratify the appointment of Grant Thornton LLP as the Company's independent certified public accountants for fiscal 2001; and

  to transact such other business as may properly come before the meeting or any adjournment thereof.

        At the meeting, you will also hear a report on our operations and have a chance to meet your directors and executives.

        This booklet includes the formal notice of the Annual Meeting and the Proxy Statement. The Proxy Statement tells you more about the agenda and procedures for the meeting. It also describes how the Board of Directors operates and provides personal information about our directors and officers. Even if you own only a few shares, we want your shares to be represented at the meeting. I urge you to complete, sign, date and return your Proxy Card promptly in the enclosed envelope.

Dated: March 23, 2001	Very truly yours, /s/ Robert E. Schermer, Sr. Robert E. Schermer, Sr. Chairman of the Board of Directors

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE VOTE, SIGN AND PROMPTLY RETURN YOUR PROXY CARD IN THE ENCLOSED ENVELOPE. PROXIES MAY BE REVOKED BY WRITTEN NOTICE OF REVOCATION, THE SUBMISSION OF A LATER PROXY, OR BY ATTENDING THE MEETING AND VOTING IN PERSON.

MERITAGE HOSPITALITY GROUP INC.
1971 East Beltline Ave., N.E., Suite 200
Grand Rapids, Michigan 49525
Telephone: (616) 776-2600

__________________________________________________

PROXY STATEMENT
Annual Meeting of Shareholders
May 15, 2001

        The Board of Directors of Meritage Hospitality Group Inc. is requesting your Proxy for use at the Annual Meeting of Shareholders on May 15, 2001 and at any adjournment thereof, pursuant to the foregoing Notice. The approximate mailing date of this Proxy Statement and the accompanying Proxy Card is April 13, 2001.

VOTING AT THE ANNUAL MEETING

General

        Shareholders may vote in person or by Proxy. Proxies given may be revoked at any time by filing with the Company either a written revocation or a duly executed Proxy Card bearing a later date, or by appearing at the Annual Meeting and voting in person. All shares will be voted as specified on each properly executed Proxy Card. If no choice is specified, the shares will be voted as recommended by the Board of Directors, and in the discretion of the named proxies on any other matters voted on at the meeting. Abstentions and shares not voted for any reason, including broker non-votes, will have no effect on the outcome of any vote taken at the Annual Meeting.

        As of March 19, 2001, the record date for determining shareholders entitled to notice of and to vote at the Annual Meeting, the Company had 5,424,638 common shares outstanding. Each share is entitled to one vote. Only shareholders of record at the close of business on March 19, 2001 will be entitled to vote at the Annual Meeting.

Principal Shareholders

        Other than certain of the Company’s directors and officers as identified in the forthcoming “Directors and Executive Officers” section, no other shareholders are known by the Company to beneficially own 5% or more of the Company’s outstanding common shares as of March 19, 2001, except for Peter D. Wierenga who reported beneficial ownership of 271,109 common shares (approximately 5.0%). Pursuant to his Schedule 13D filed with the Securities and Exchange Commission in November 2000, Mr. Wierenga’s business address is 3703 S. Division Ave., Grand Rapids, Michigan 49503.

Proposal 1 - Election of Directors

         The Company's Bylaws require that the Board of Directors consist of not less than 5 nor more than 15 directors, with the exact number to be established by the Board of Directors. The Board has established the number of directors to be elected at the Annual Meeting at seven. The Board is nominating for election or reelection as directors the following individuals: James P. Bishop, Christopher P. Hendy, Joseph L. Maggini, Robert E. Riley, Jerry L. Ruyan, Robert E. Schermer, Sr., and Robert E. Schermer, Jr.

        All directors elected at the Annual Meeting will be elected to hold office until the next Annual Meeting. Shareholders are not entitled to cumulate their votes in the election of directors. If any nominee should be unable to serve, proxies will be voted for a substitute nominated by the Board of Directors. Nominees receiving the highest number of votes cast for the open positions will be elected.

The Board recommends a vote FOR the election of each of the nominees for Director.

Proposal 2 - Ratification of Appointment of Independent Accountants

        The Board of Directors appointed Grant Thornton LLP as the Company’s independent certified public accountants for the fiscal year ending November 30, 2001. Grant Thornton LLP has been the independent accounting firm for the Company since fiscal 1993. Although not required by law, the Board is seeking shareholder ratification of this selection. The affirmative vote of a majority of shares voting at the Annual Meeting is required for ratification. If ratification is not obtained, the Board intends to continue the employment of Grant Thornton LLP at least through fiscal 2001. Meritage paid fees to Grant Thornton LLP during fiscal 2000 as follows:

Audit Fees Financial Information Systems Design and Implementation Fees All Other Fees	$27,800 $ 0 $12,900

The Audit Committee has determined that the provision of the foregoing non-audit services is compatible with maintaining the independence of Grant Thornton LLP.

        Representatives of Grant Thornton LLP are expected to be present at the Annual Meeting and will be given an opportunity to comment if they desire, and to respond to appropriate questions that may be asked by shareholders.

        The Board recommends a vote FOR the ratification of Grant Thornton LLP as the Company’s independent certified public accountants for the fiscal year ending November 30, 2001.

Other Matters

        Any other matters considered at the Annual Meeting which have properly come before the meeting, including adjournment of the meeting, will require the affirmative vote of a majority of shares voting.

Voting by Proxy

        All Proxy Cards properly signed will, unless a different choice is indicated, be voted “FOR” election of all nominees for director proposed by the Board of Directors, and “FOR” ratification of the selection of independent certified public accountants. If any other matters come before the Annual Meeting or any adjournment thereof, each Proxy will be voted in the discretion of the individual named as proxy.

Shareholder Proposals

        Shareholders who desire to include proposals in the Notice for the 2002 Annual Shareholders’ Meeting must submit the written proposals to the Company’s Secretary no later than December 14, 2001. Shareholders who desire to present proposals or board nominations at the 2002 Annual Shareholders’ Meeting must provide written notice to the Company’s Secretary no later than March 23, 2002.

        The form of Proxy for this meeting grants authority to the designated proxies to vote in their discretion on any matters that come before the meeting except those set forth in the Company’s Proxy Statement and except for matters as to which adequate notice is received. For notice to be deemed adequate for the 2002 Annual Shareholders’ Meeting, it must be received prior to March 23, 2002. If there is a change in the anticipated date of next year’s Annual Shareholders’ Meeting or these deadlines by more than 30 days, we will notify you of this change through our Form 10-Q filings.

MANAGEMENT

Directors and Executive Officers

        The following is information concerning the directors and executive officers of the Company as of March 19, 2001:

                                                            Common Shares
                                                          Beneficially Owned
                                                       -------------------------
       Name and Age (1)                Position          Amount (2)   Percentage
-------------------------------- --------------------- ------------- -----------
Robert E. Schermer, Sr.(3)(4)    Chairman of the            642,021       11.8%
            65                   Board of Directors

Robert E. Schermer, Jr.(3)(5)(6) Chief Executive            472,179        8.6%
            42                   Officer
                                 and Director

Robert E. Riley (6)(7)           President                  525,200        9.6%
            53

Pauline M. Krywanski(6)          Vice President,             42,276         *
            40                   Treasurer and
                                 Chief Financial
                                 Officer

Robert H. Potts(6)               Vice President               3,750         *
            47                   of Real Estate

James R. Saalfeld(6)             Vice President,             29,606         *
            33                   Secretary and
                                 General Counsel

James P. Bishop(8)(9)            Director                    38,281         *
           60

Christopher P. Hendy(8)(9)       Director                    19,591          *
           43

Joseph L. Maggini(3)(8)(10)      Director                   422,590        7.8%
           61

Jerry L. Ruyan(9)                Director                   250,171        4.6%
           54

All Executive Officers and                                2,445,665       43.9%
Directors as a Group (10
persons)

* Less than 1%

(1)  Unless  otherwise  indicated,  the  persons  named  have  sole  voting  and investment power and beneficial ownership of the securities.
(2)  Includes  options held by  non-employee  directors to acquire from 3,000 to
     9,000 shares pursuant to the 1996 Directors' Share Option Plan.
(3)  Executive Committee Member.
(4)  Includes 4,000 shares held by Mr. Schermer, Sr.'s wife.
(5)  Includes  3,950  shares held by Mr.  Schermer,  Jr. as a custodian  for his minor child.
(6)  Includes options presently exercisable,  or exercisable within 60 days, for
     Mr. Schermer,  Jr. of 56,041 shares,  Mr. Riley of 25,000, Ms. Krywanski of
     17,526 shares, Mr. Potts of 3,750, and Mr. Saalfeld of 19,029 shares.
(7)  Includes  7,500 shares held by a trust for the benefit of Mr. Riley's wife, and 10,275 shares held by Mr. Riley's spouse in an IRA account.
(8)  Compensation Committee Member.
(9)  Audit Committee Member.
(10) Includes 1,100 shares held by Mr.  Maggini's wife, and 1,000 shares held by
     Mr. Maggini's son.

         Robert E. Schermer, Sr. has been a director of the Company since January 25, 1996. He is Senior Vice President and a Managing Director of Robert W. Baird & Co. Incorporated, an investment banking and securities brokerage firm headquartered in Milwaukee, Wisconsin. Mr. Schermer has held this position for more than five years. He is the father of Robert E. Schermer, Jr.

        Robert E. Schermer, Jr. has been a director of the Company since January 25, 1996. He has been Chief Executive Officer of the Company since October 6, 1998. Mr. Schermer also served as President of the Company from October 1998 until October 2000, Treasurer of the Company from January 1996 until September 1996, and Executive Vice President from January 1996 until October 1998.

        Robert E. Riley has been President of the Company since October 25, 2000. From 1984 until 1999, Mr. Riley was with Meijer Inc., a multi-billion dollar supermarket and general merchandise retailer, where he held the position of Senior Vice President, General Counsel and Secretary since 1986.

         Pauline M. Krywanski has been Vice President, Treasurer and Chief Financial Officer of the Company since May 20, 1997. From 1988 to 1997, Ms. Krywanski was with American Medical Response, a healthcare transportation provider, where she was Director of Financial Operations in the Midwest Region. Ms. Krywanski is a CPA.

         Robert H. Potts has been Vice President of Real Estate of the Company since March 5, 2001. From 1989 to 2001, Mr. Potts was with Meijer Inc. where he held the position of Senior Counsel.

        James R. Saalfeld has been Vice President, Secretary and General Counsel of the Company since March 20, 1996. From 1992 until 1996, Mr. Saalfeld was with Dykema Gossett PLLC, a law firm headquartered in Detroit, Michigan. Mr. Saalfeld is a licensed member of the Michigan Bar.

         James P. Bishop has been a director of the Company since July 16, 1998. He is a CPA and the President and majority owner of the Bishop, Gasperini & Flipse, P.C. accounting firm in Kalamazoo, Michigan, where he has worked since 1973. Mr. Bishop was appointed by Michigan's Governor to the Administrative Committee on Public Accountancy in 1993.

         Christopher P. Hendy has been a director of the Company since July 16, 1998. Since August 1996, Mr. Hendy has been a partner in Redwood Holdings, Inc., an investment/venture capital company located in Cincinnati, Ohio. Between 1991 and 1996, Mr. Hendy was the Vice President Manager - Asset Based Lending with Fifth Third Bank. Mr. Hendy is also a director of Hemagen Diagnostics, Inc. (HMGN:NAS), a manufacturer of medical diagnostic test kits, and Schonstedt Instrument Company, a manufacturer of magnetic field detecting and measuring instruments.

        Joseph L. Maggini has been a director of the Company since January 25, 1996. He is the founder of Magic Steel Corporation, a steel service center located in Grand Rapids, Michigan, where he serves as the President and Chairman of the Board.

         Jerry L. Ruyan has been a director of the Company since October 24, 1996. In October 1999, Mr. Ruyan was appointed Chairman and CEO of Hemagen Diagnostics, Inc. Since 1995, Mr. Ruyan has been a partner in Redwood Holdings, Inc. He is also a founder, and a former officer and director, of Meridian Diagnostics, Inc., a producer of medical diagnostic products. In addition, Mr. Ruyan is Chairman of the Board of Schonstedt Instrument Company, and a director of Popmail.com (POPM:NAS), an Internet permission based marketing company.

Board Actions

        During fiscal 2000, the Board of Directors met six times and took action in writing on four occasions.

         The Executive Committee, comprised of Messrs. Schermer, Sr. (Chairman), Maggini and Schermer, Jr., possesses, and may exercise, all of the powers of the Board of Directors in the management and control of the business of the Company to the extent permitted by law. The Executive Committee took action in writing on three occasions during fiscal 2000.

        The Audit Committee, comprised of Messrs. Ruyan (Chairman), Bishop and Hendy, all of whom are non-employee directors, reviews the audit reports submitted by the Company’s independent accountants, reviews the Company’s internal accounting operations, and recommends the employment of the Company’s independent accountants. The Audit Committee met once during fiscal 2000.

        The Compensation Committee, comprised of Messrs. Maggini (Chairman), Bishop and Hendy, all of whom are non-employee directors (i) establishes the Company’s general compensation policies, (ii) recommends and establishes the compensation and incentives awards for management, and (iii) administers the 1996 Management Equity Incentive Plan, the 1996 Directors’ Share Option Plan, and the 1999 Directors’ Compensation Plan. The Compensation Committee met twice and took action in writing on three occasions during fiscal 2000.

        Directors who are not employed by the Company receive a retainer of $1,000 for each meeting of the Board of Directors attended, and $500 for each committee meeting attended. These fees are reduced by 50% if participation is by telephone. Compensation is paid by the Company quarterly in arrears, in the form of Company common shares which are priced at the average fair market value during the five trading days prior to the end of each fiscal quarter.

        Each non-employee director is also granted an option to purchase 5,000 common shares upon initial election to the Board of Directors, and another option to purchase 1,000 shares upon each subsequent election. The exercise price of options granted pursuant to the 1996 Directors’ Share Option Plan is the last closing sale price reported on the date of grant. Directors who are employees of the Company are not separately compensated for serving as directors.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s officers, directors and persons who own more than ten percent of the Company’s common shares to file reports of ownership with the SEC and to furnish the Company with copies of these reports. Based solely upon its review of reports received by it, or upon written representation from certain reporting persons that no reports were required, the Company believes that during fiscal 2000 all filing requirements were met except for Mr. Riley who untimely reported a purchase of 1,500 common shares.

Executive Compensation

        This table sets forth information regarding compensation paid to the to Company’s Chief Executive Officer and the executive officers or significant employees earning in excess of $100,000 in fiscal 2000:

                           SUMMARY COMPENSATION TABLE

                                  ANNUAL COMPENSATION    LONG-TERM COMPENSATION
                                  -------------------  -------------------------
                                                        Securities
   Name and                                             Underlying   All Other
Principal Position        Year     Salary     Bonus     Options     Compensation
------------------------  ----    --------   -------   ------------ ------------
Robert E. Schermer, Jr.   2000    $136,585     ---        20,205        ---
Chief Executive Officer   1999    $127,000   $27,782      50,000        ---
                          1998    $164,773   $25,000      45,000        ---

Ray E. Quada              2000    $ 93,353     ---           ---    $25,331(2)
Senior Vice President     1999    $122,470   $25,884      25,768        ---
& Chief Operating         1998    $120,941   $36,649      12,500        ---

Pauline M. Krywanski      2000    $104,242   $ 5,000       ---          ---
Vice President,           1999    $101,600   $22,225      24,496        ---
Treasurer & Chief         1998    $ 98,958   $10,000      10,000        ---

James R. Saalfeld         2000    $ 93,817   $ 5,000       ---          ---
Saalfeld                  1999    $ 91,440   $20,000      27,741        ---
Vice President, General   1998    $ 87,917   $10,000      10,000        ---
Counsel & Secretary

(1)  Mr. Schermer, Jr. also received an annual automobile allowance.

(2)  Mr.  Quada  passed away on August 27,  2000.  One-time  payments  were made associated  with the  funeral  expenses  ($8,209)  and  accrued  employment benefits ($17,122).

Stock Options

        The following tables contain information concerning the grant of stock options to the executives and employees identified in the Summary Compensation Table and the appreciation of such options:

                          OPTION GRANTS IN FISCAL 2000

                                                                    Potential
                                                                   Realizable
                                                                    Value at
                                     % of                         Assumed Annual
                                     Total                          Rates of
                                    Options                       Stock Price
                         Number of  Granted                       Appreciation
                        Securities    to     Exercise                  For
                        Underlying Employees  Price               Option Term
                         Options   in Fiscal  ($ per  Expiration ---------------
       Name              Granted      2000    share)    Date        5%     10%
----------------------- ---------- --------- -------- ---------- ------- -------
Robert E. Schermer, Jr.  20,205        89%    $2.4375 12/1/2009  $30,978 $78,504

         FISCAL 2000 OPTION EXERCISES AND FISCAL YEAR-END OPTION VALUES

                                                   Number of        Value of
                                                  Securities      Unexercised
                                                  Underlying      In-the-Money
                                                 Unexercised        Money
                                                    Options        Options
                                                  at Fiscal       at Fiscal
                                                   Year End       Year End
                          Shares                 -------------  -------------
                          Acquired     Value     Exercisable/   Exercisable/
      Name               on Exercise  Realized   Unexercisable  Unexercisable
-----------------------  -----------  --------   -------------  -------------
Robert E. Schermer, Jr.    ---          ---         91,000/     (1) $6,250/
                                                   114,205         $25,000

Ray E. Quada               ---          ---         10,154/     (1) $868/
                                                         0          $3,472

Pauline M. Krywanski       ---          ---         14,898/     (1) $1,041/
                                                    29,598          $4,167

James R. Saalfeld          ---          ---         29,549/     (1) $1,649/
                                                    35,692          $6,597

(1)  There is no value associated with a significant  portion of the exercisable options  because the exercise  price for these  options is in excess of the year-end share price.

Report of the Compensation Committee

        The Compensation Committee establishes compensation for executive officers by setting salaries, establishing bonus ranges, making bonus awards and granting stock options on an annual basis. The Committee believes it is important to provide competitive levels of compensation that will enable the Company to attract and retain the most qualified executives and to provide incentive plans that emphasize stock ownership, thereby aligning the interests of management with the shareholders of the Company.

        At a meeting held on December 14, 1999, the Committee established fiscal 2000 base salaries and the means by which incentives would be awarded to the Company’s officers in fiscal 2000. In setting the officers’ salaries, the Committee subjectively evaluated each officer’s (i) performance, (ii) level of responsibility, (iii) potential for continued employment, (iv) duties for the upcoming fiscal year, and (v) contribution in conjunction with the Company’s accomplishments during the past year. The Committee took into account the recommendations of the Chief Executive Officer in establishing the salaries for officers other than himself. Each officer was granted a 2.6% increase from his/her 1999 salary which was an adjustment based solely on the consumer price index. The Committee determined the Chief Executive Officer’s salary separately and without his participation, but followed the same procedure as with the other officers. The Chief Executive Officer’s salary increase was the same 2.6% given to all other officers, and was based on the same factors considered in reference to the other officers. There was no other qualitative or quantitative measurement against the performance of Meritage utilized by the Committee in making its determination regarding salary increases.

        The Committee also approved an executive compensation package for fiscal 2000 that objectively linked the officers’ annual incentive awards (bonuses and stock options) to the Company’s actual financial performance. Under this package, incentive awards were based on a comparison of the Company’s actual cash flow performance with the Company’s financial forecast as approved at the beginning of the fiscal year. If designated cash flow levels were achieved, the amount of each incentive award was determined by multiplying each officer’s base compensation by percentages keyed to designated cash flow levels. At a meeting held on December 19, 2000, the Committee determined that the cash flow targets contained in the package had not been achieved, and confirmed that no bonuses or option grants would be awarded under the package. Mr. Saalfeld (Vice President, General Counsel and Secretary) and Ms. Krywanski (Vice President, Chief Financial Officer and Treasurer) were awarded $5,000 each based on an independent review of their performance.

        Adoption of the fiscal 2000 salaries, executive compensation package and any awards were ratified by the entire Board of Directors. All salaries and cash bonuses were fully deductible by the Company for federal income tax purposes for 2000.

Compensation Committee of the Board of Directors Joseph L. Maggini, Chairman James P. Bishop Christopher P. Hendy

Corporate Performance Graph

        The following graph demonstrates the yearly percentage change in Meritage’s cumulative total shareholder return on its common shares (as measured by dividing (i) the sum of (a) the cumulative amount of dividends, assuming dividend reinvestment during the periods presented, plus (b) the difference between Meritage’s share price at the beginning and end of the periods presented; by (ii) the share price at the beginning of the periods presented) from November 30, 1995 through November 30, 2000, with the cumulative total return on the Russell 2000 Index and a Peer Group Index. The comparison assumes $100 was invested on November 30, 1995 in the Company’s common shares and in each of the indexes presented.

         The Peer Group members include Back Yard Burgers Inc., Boston Restaurants Assocs. Inc., Chicago Pizza and Brewery Inc., Family Steak Houses of Florida Inc., Flanigans Enterprises Inc., Grill Concepts Inc., MBC Holding Company, Morgans Foods Inc., and Phoenix Restaurant Group Inc. Two companies that were in the Peer Group in 1999 were dropped from the Peer Group in 2000. BAB Holding Inc. is no longer primarily involved in the food service industry, and Tubby's Inc. is no longer a publicly traded company.

Report of the Audit Committee

        In accordance with its written charter adopted by the Board of Directors (set forth in Appendix A), the Audit Committee assists the Board in fulfilling its oversight responsibilities regarding the quality and integrity of the accounting, auditing and financial reporting practices of the Company. During fiscal 2000, the Committee was composed of three outside directors, each of whom meet the American Stock Exchange standards for independence. All members of the Committee are financially literate and have accounting or related financial management expertise.

        In discharging its oversight responsibilities regarding the audit process, the Committee:

  reviewed and discussed the audited financial statements with management and Grant Thornton LLP, the Company's independent auditor;

  discussed with Grant Thornton LLP the matters required to be discussed by Statement on Auditing Standards No. 61; and

  received the written disclosures and the letter from Grant Thornton LLP required by Independence Standards Board Standard No. 1, and discussed with Grant Thornton LLP its independence.

        Based on the review and discussions referred to above, the Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended November 30, 2000.

Audit Committee of the Board of Directors Jerry L. Ruyan, Chairman James P. Bishop Christopher P. Hendy

Certain Relationships and Related Transactions

        Management believes that the following transactions were on terms no less favorable to the Company than those that could be obtained from unaffiliated parties.

        On November 30, 2000, Meritage sold 200,000 unregistered common shares to the Company’s newly appointed President, Robert E. Riley, in connection with Mr. Riley’s appointment as President. The shares were priced at $2.00 per share which was the closing price of Meritage’s common shares on the American Stock Exchange on October 25, 2000, the date that Mr. Riley was appointed President. The source of the common shares issued to Mr. Riley was treasury shares.

        On February 9, 2001, Meritage completed the sale of 762,500 unregistered common shares to its officers and certain directors at $2.1556 per share in a private placement. Cash proceeds of $1,104,745 and a 90-day promissory note for $538,900 will be used for the continued development of its Wendy’s operations. The private placement was authorized by the Board of Directors on January 22, 2001. The share price was computed by adding $0.0625 to the average closing price of the common shares on the American Stock Exchange for the ten trading days beginning on January 22, 2001. The source of the common shares issued was treasury shares. The following directors and officers participated in the private placement and acquired the common shares noted next to their name: Director - James P. Bishop (10,000 shares); Director - Joseph L. Maggini (230,000 shares); CEO & Director - Robert E. Schermer, Jr. (250,000 shares); President - Robert E. Riley (250,000 shares); Vice President & Secretary - James R. Saalfeld (2,500 shares); and Vice President & Treasurer - Pauline M. Krywanski (20,000 shares). Mr. Schermer’s shares were purchased with a 90-day recourse note to Meritage bearing interest at 8.0% per annum and secured by 250,000 common shares.

Other Matters

        Meritage is not aware of any other matters to be presented at the Annual Meeting other than those specified in the Notice. If you have questions or need more information about the Annual Meeting, please write or call:

James R. Saalfeld, Secretary
Meritage Hospitality Group Inc.
1971 East Beltline Ave., N.E., Suite 200
Grand Rapids, Michigan 49525
(616) 776-2600

        For more information about your record holdings, you may contact Fifth Third Bank Shareholder Services at (800) 837-2755.

March 23, 2001	By Order of the Board of Directors, /s/ James R. Saalfeld James R. Saalfeld Secretary

APPENDIX A

MERITAGE HOSPITALITY GROUP INC.
AUDIT COMMITTEE CHARTER

______________________________________

The Audit Committee is appointed by the Board of Directors to (i) oversee the Company’s financial processes, (ii) evaluate the adequacy of the Company’s internal controls and the integrity of the Company’s financial reporting, and (iii) monitor the independence and performance of the Company’s internal and external auditors.

The members of the Audit Committee shall consist of three members of the Board who shall be appointed by the Board, and shall meet the independence and experience requirements established by all exchanges on which the Company’s stock is listed.

The Audit Committee shall:

  Review and reassess the adequacy of the Charter annually, and submit any recommendations for changes to the Board for approval.

  Meet periodically with management to review the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposure.

  Review major changes to the Company's auditing and accounting principles and practices as suggested by the independent auditor or management.

  Determine and review the program established for the internal audit of the Company’s operational procedures, and determine the duties of management relating to such audit program.

  Approve the fees to be paid to the independent auditor.

  Consider the independence and affect of the fees and other compensation to be paid to the independent public accountants. The Committee shall ensure the receipt, on an annual basis, of a report from the independent accountants delineating all relationships between them, the Company, its management and controlling persons as required for independent accountants by Independence Board Standard No. 1. The Committee shall then consider any relationships or non-accounting services being performed for the Company or any of its affiliates that could impact the objectivity and independence of the independent public accountants, discuss those matters with the independent accountants, and recommend that the Board take appropriate actions required to satisfy itself of the independence of the public accountants.

  Evaluate the performance of the independent auditor. Recommend to the Board the selection, retention and dismissal of independent accountants of the Company and the Company's chief financial officer.

  Review the significant reports to management and the Committee prepared by the chief financial officer.

  Meet at least annually with the Chief Financial Officer and the independent auditor in separate sessions. Meet with the independent auditor at such other times as may be requested by the independent auditors.

  Review the scope, planning and staffing of the audit in advance of the independent auditor conducting the annual audit.

  Review any analysis prepared by management and the independent auditor of significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements.

  Review with the independent auditor any problems or difficulties the auditor may have encountered during the audit, any letter provided by the auditor to management, and the Company’s response to such letters. This review should include:

  (a)    any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information;

  (b)    any changes required in the planned scope of the audit; and

  (c)    the Company's internal audit responsibilities, budget and staffing.

  Recommend whether the audited financial statements should be included in the Annual Report on Form 10-K.

  Review the annual audited financial statements with management, including major issues regarding accounting and auditing principles and practices, as well as the adequacy of internal controls that could significantly affect the Company’s financial statements.

  Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61.

  Prepare the audit committee report required by the rules of the SEC to be included in the Company's annual proxy statement.

  Review with the Company’s General Counsel any legal matters that may have a material impact on the financial statements, the Company’s compliance policies, and any material reports or inquiries received from regulators or governmental agencies.

  Take such action so directed by the Board or as the Committee deems appropriate to assure that the interests of the Company are adequately protected.

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits, or to determine whether the Company’s financial statements are complete, accurate or in accordance with generally accepted accounting principles.

MERITAGE HOSPITALITY GROUP INC.

PROXY FOR ANNUAL MEETING

PROXY The undersigned hereby appoints ROBERT E. SCHERMER, JR. and JAMES R. SAALFELD, or either of them, proxies of the undersigned, each with the power of FOR substitution, to vote all shares of Common Stock which the undersigned would be entitled to vote on the matters specified below and in their discretion ANNUAL with respect to such other business as may properly come before the Annual Meeting of Shareholders of Meritage Hospitality Group Inc. to be held on MEETING Tuesday, May 15, 2001 at 9:00 a.m. Eastern Time at the Meritage Corporate Offices, 1971 East Beltline Ave., N.E., Suite 200, Grand Rapids, Michigan or any adjournment of such Annual Meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE FOLLOWING PROPOSALS:

  Authority to elect as directors the seven nominees listed below.

            FOR __________                 WITHHOLD AUTHORITY __________

  JAMES P. BISHOP, CHRISTOPHER P. HENDY, JOSEPH L. MAGGINI, ROBERT E. RILEY, JERRY L. RUYAN, ROBERT E. SCHERMER, SR. AND ROBERT E. SCHERMER, JR.

  WRITE THE NAME OF ANY NOMINEE(S) FOR WHOM AUTHORITY TO VOTE IS WITHHELD:

  Ratification of the appointment of Grant Thornton LLP as independent certified public accountants for the fiscal year ending November 30, 2001.

FOR                     AGAINST                     ABSTAIN

THIS PROXY WILL BE VOTED AS RECOMMENDED BY THE BOARD OF DIRECTORS UNLESS A CONTRARY CHOICE IS SPECIFIED.
(This proxy is continued and is to be signed on the reverse side)

Date , 2001 (Important: Please sign exactly as name appears hereon indicating, where proper, official position or representative capacity. In the case of joint holders, all should sign.)

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS